UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 15, 2026
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BILL Holdings, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39149	83-2661725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6220 America Center Drive, Suite 100 San Jose, California		95002
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (650) 621-7700
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	BILL	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
Effective July 1, 2026, BILL Holdings, Inc. (the “Company”) voluntarily changed its accounting principle related to the presentation of rewards paid to spending businesses using its BILL Spend and Expense card products. Previously, the Company classified rewards as sales and marketing expenses within operating expenses. Under the new accounting principle, these rewards are classified as a reduction of interchange revenue within subscription and transaction fees. Beginning with the fiscal quarter ended September 30, 2026, the Company's financial information will reflect the impact of the change in accounting principle, with prior periods retrospectively adjusted.

The Company believes this change better reflects the economic substance of the Company’s BILL Spend and Expense card rewards program and aligns the Company’s financial reporting with the financial information used internally by the Company. Furthermore, the net presentation aligns the Company’s financial reporting with prevalent industry practice, enhancing comparability for investors and analysts. This change in classification has no impact on the Company’s operating income, net income/(loss), net income/(loss) per share, balance sheet, or cash flows for any period presented.

As a result of the new accounting principle and to enable a comparison between the information to be presented in the Company's upcoming earnings release with prior periods, the Company has furnished herewith as Exhibit 99.1 unaudited supplemental financial information that reflects the effects of the accounting principle change to its revenue, gross profit and operating expenses for each of the eight quarters in the Company’s fiscal years 2025 and 2026.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description

99.1	BILL Holdings, Inc. Unaudited Historical Financial Information Retrospectively Adjusted for the Change in Accounting Principle.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BILL HOLDINGS, INC.

Date:	October 15, 2026	By:	/s/ Rohini Jain
Rohini Jain Chief Financial Officer